EXHIBIT 10.1
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                                STONERIDGE, INC.
                                   as Borrower


                            THE LENDERS NAMED THEREIN
                                   as Lenders


                            DLJ CAPITAL FUNDING, INC.
                              as Syndication Agent

                               NATIONAL CITY BANK
                     as a Lender, a Letter of Credit Issuer,
                the Administrative Agent and the Collateral Agent


                         PNC BANK, NATIONAL ASSOCIATION
                             as Documentation Agent



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                                 AMENDMENT NO. 3
                                   dated as of
                                  May 25, 2000
                                       to
                                CREDIT AGREEMENT
                                   dated as of
                                December 30, 1998
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                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of May 25, 2000 ("this Amendment"), among the following:

           (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

           (ii)  the Lenders signatory hereto;

           (iii) DLJ CAPITAL FUNDING, INC., a Delaware corporation, as Syndication Agent;

           (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, and as the Administrative Agent and the Collateral Agent under the Credit Agreement; and

           (v) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the Documentation Agent:

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders named therein, and the Agents entered into the Credit Agreement, dated as of December 30, 1998, as amended by Amendment No. 1 thereto, dated as of January 28, 1999, and Amendment No. 2 thereto, dated as of September 7, 1999 (as so amended and in effect immediately prior to the effective date of this Amendment, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) For the avoidance of doubt, it is noted that Hi-Stat Manufacturing Co., Inc., a Florida corporation and a Wholly-Owned Subsidiary of the Borrower, merged with and into the Borrower, with the Borrower as the surviving corporation in such merger, effective on December 31, 1999.

     (3) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement relating to the Revolving Commitments, to permit Revolving Borrowings to be made in foreign currencies and by one or more Subsidiaries of the Borrower (each of which shall become a party hereto as a Foreign Subsidiary Borrower (as defined herein) as provided herein), and to add provisions for Swing Line Loans to be made to the Borrower by National City Bank as the Swing Line Lender, all as more fully set forth below.

     (4) On or prior to the Effective Date of this Amendment, the Required Lenders will have consented to the execution and delivery of this Amendment, either by becoming a party to this Amendment or by delivery to the Administrative Agent of a separate written consent to such effect.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1.        AMENDMENTS, ETC.

     1.1. Changes to Definitions. (a) Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 1.1 of the Credit Agreement is amended by adding the following at the end of the definition of the term "Adjusted Eurodollar Rate":

     Notwithstanding the foregoing, whenever the Adjusted Eurodollar Rate is to be determined for or with reference to a Eurodollar Loan which is

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     denominated in an Alternative  Currency,  the applicable  rate shall be determined by reference to Page 3740 (or any other appropriate page) of the Telerate Service for the applicable Alternative Currency.

     (b)  Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 1.1 of the Credit Agreement is amended by changing the following definitions to read as indicated below:

          "Applicable Lending Office" shall mean, with respect to each Lender, (i) such Lender's Domestic Lending Office, in the case of Borrowings consisting of Prime Rate Loans or in the case of Borrowings from the Swing Line Lender, and (ii) such Lender's Eurodollar Lending Office in the case of Borrowings consisting of Eurodollar Loans. A Revolving Lender which makes a Revolving Loan denominated in an Alternative Currency may, in addition, by notice to the Administrative Agent designate a branch, affiliate or correspondent office as its Applicable Lending Office with respect to Revolving Loans denominated in that Alternative Currency.

          "Borrowing" shall mean a Revolving Borrowing, a Swing Line Borrowing or a Term Borrowing, as the case may be.

          "Commitment" shall mean, with respect to each Lender, its Term A Commitment, if any, its Term B Commitment, if any, its Revolving Commitment, if any, or its Swing Line Commitment, if any, or any or all of such Commitments of a Lender, as applicable.

          "Facility" shall mean the Revolving Facility, the Swing Line Facility, the Term A Facility or the Term B Facility, or any of them, as applicable.

          "Maturity Date" shall mean the Revolving Maturity Date, the Swing Line Maturity Date, the Term A Maturity Date or the Term B Maturity Date, as applicable.

          "Note" shall mean a Revolving Note, the Swing Line Note, a Term A Note or a Term B Note, as applicable.

          "Total Commitment" shall mean the sum of the Total Revolving Commitment, the Swing Line Commitment, the Total Term A Commitment and the Total Term B Commitment.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Prime Rate Loan, Eurodollar Loan or Money Market Rate Loan.


     1.2. Additional Definitions. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 1.1 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetic order:

          "Election to Participate" shall mean an Election to Participate substantially in the form of Exhibit G.

           "Election to Terminate" shall mean an Election to Terminate substantially in the form of Exhibit H.

           "Foreign Subsidiary Borrower" shall mean any Foreign Subsidiary of the Borrower which shall have become a Foreign Subsidiary Borrower pursuant to section 8.16 hereof, or any of them, as the case may be.

           "Money Market Rate Loan" shall have the meaning provided in section 2.7(h).

           "Swing Line Borrowing" shall mean a borrowing of a Swing Line Loan from the Swing Line Lender.

           "Swing Line Commitment" shall mean, with respect to the Swing Line Lender, the amount set forth opposite such Lender's name in Annex I as its


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     "Swing Line Commitment" as the same may be reduced from time to time pursuant to section 4.2, 4.3 and/or 10.2 or adjusted from time to time as a result of assignments to or from the Swing Line Lender pursuant to section 12.4.

           "Swing Line Facility" shall mean the credit facility evidenced by the Swing Line Commitment.

           "Swing Line Lender" shall mean NCB as the Lender which has the Swing Line Commitment and shall include any other single Lender to whom the Swing Line Lender has transferred its entire Swing Line Commitment and any Swing Line Loans.

           "Swing Line Loan" shall have the meaning provided in section 2.1(d).

           "Swing Line Maturity Date" shall mean December 31, 2003, or such earlier date on which the Swing Line Commitment is terminated.

           "Swing Line Note" shall have the meaning provided in section 2.5(a).

     1.3. Currency Equivalents. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 1.4 of the Credit Agreement is amended by adding the following at the end thereof:

     Notwithstanding the foregoing, for purposes of determining the amount of the Commitment Fee payable pursuant to section 4.1(a) hereof, the equivalent in Dollars of any outstanding Revolving Loans which are denominated in an Alternative Currency shall be determined by using the quoted spot rate at which the Administrative Agent offers to exchange Dollars for such Alternative Currency at its Payment Office at 9:00 A.M. (local time at the Payment Office) two Business Days prior to the commencement date of the applicable Interest Period for such Revolving Loans, unless the Administrative Agent, in its sole discretion, elects to use another day or basis for determining such equivalent in Dollars.

     1.4. Omnibus Changes. Effective on the Effective Date of this Amendment provided for in section 3 hereof, notwithstanding anything to the contrary contained in the Credit Agreement, any Revolving Notes or any other Credit
Documents:

           (a) all references in the Credit Agreement and the other Credit Documents to and the use of the term "Borrower" will, unless the context otherwise clearly requires, be considered to refer to Stoneridge, Inc., an Ohio corporation and its successors and assigns, as the Borrower, and/or to any Foreign Subsidiary Borrower which has, or which had at any applicable time, any outstanding Revolving Loans;

           (b) a Foreign Subsidiary Borrower shall have all obligations of the Borrower hereunder in respect of all Revolving Loans made to it, including, without limitation, obligations to repay and prepay such Revolving Loans, to pay interest thereon, and obligations under sections 2.9, 2.10 and 5.4 hereof;

           (c) in the case of Revolving Loans denominated in an Alternative Currency, all such Loans shall be considered Eurodollar Loans for all purposes of this Agreement and the other Credit Documents, despite the fact that they are not denominated in U.S. Dollars;

           (d)  all   disbursements  of  funds  by  the  Lenders  or  the
     Administrative Agent in respect of the making of any Revolving Loans which are denominated in an Alternative Currency shall be made in that Alternative Currency, to an account at the Payment Office of the Administrative Agent designated by the applicable Borrower and in funds which are at the time immediately available at the Payment Office; and

           (e) all payments of the principal of and interest on any Revolving Loans which are denominated in an Alternative Currency shall be made in that Alternative Currency and in funds which are at the time immediately available at the Payment Office of the Administrative Agent.

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     1.5.  Swing Line Commitment. Effective on the Effective Date of this
Amendment provided for in section 3 hereof, Annex I to the Credit Agreement is amended to add a reference for National City Bank to its Swing Line Commitment in the amount of $5,000,000.

     1.6. Commitments, etc. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 2.1(c) of the Credit Agreement is replaced with the following new sections 2.1(c) and (d):

           (c) Revolving Facility. Loans under the Revolving Facility (each a "Revolving Loan" and, collectively, the "Revolving Loans"): (i) may be incurred by the Borrower or any Foreign Subsidiary Borrower at any time and from time to time on and after the Closing Date and prior to the date the Total Revolving Commitment terminates; (ii) except as otherwise provided, may, at the option of the Borrower or any applicable Foreign Subsidiary Borrower, be incurred and maintained as, or Converted into, Revolving Loans which are Prime Rate Loans, or Eurodollar Loans denominated in Dollars or in an Alternative Currency, provided that all Revolving Loans made as part of the same Revolving Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type and currency; (iii) when incurred by the Borrower may, subject to the provisions hereof, be denominated in U. S. Dollars or in an Alternative Currency; (iv) when incurred by a Foreign Subsidiary Borrower may be denominated only in an Alternative Currency; (v) may only be incurred if after giving effect thereto the aggregate principal amount of the outstanding Revolving Loans which are not denominated in Dollars represents less than 50% of the then Total Revolving Commitment; (vi) may only be incurred if after giving effect thereto the aggregate principal amount of the outstanding Revolving Loans of all Foreign Subsidiary Borrowers represents less than 25% of the then Total Revolving Commitment; (vii) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (viii) may only be made if after giving effect thereto the Unutilized Total Revolving Commitment exceeds the outstanding Swing Line Loans; and (ix) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product at such time of (A) such Lender's Revolving Facility Percentage, times (B) the aggregate Letter of Credit Outstandings, equals the Revolving Commitment of such Lender at such time. In addition, no Revolving Loans shall be incurred at any time if after giving effect thereto the Borrower would be required to prepay Revolving Loans in accordance with section 5.2(b).

           (d) Swing Line Facility; Possible Participations in Swing Line
     Loans.  Loans to the  Borrower under the Swing Line Facility (each a
     "Swing Line Loan" and, collectively, the "Swing Line Loans") (i) shall be made only by the Swing Line Lender, (ii) may be made at any time and from time to time on and after the Closing Date and prior to the date the Swing Line Commitment terminates; (iii) shall be made only in U.S. Dollars;
     (iv) shall have a maturity of one Business Day; (v) may only be incurred as a Money Market Rate Loan; (iv) shall be incurred in the minimum amount of $500,000, or any multiple of $100,000 in excess thereof; (vi) may be repaid or prepaid and reborrowed in accordance with the provisions hereof;
     (vii) may only be made if after giving effect thereto the Unutilized Total Revolving Commitment exceeds the outstanding Swing Line Loans; and (viii) shall not exceed for the Swing Line Lender at any time outstanding its Swing Line Revolving Commitment in effect at such time. In addition, no Swing Line Loan may be incurred at any time if at such time, and in lieu of incurring such Swing Line Loan, the Borrower would not have been entitled to make a Revolving Borrowing consisting of Prime Rate Loans in the same aggregate principal amount,ignoring for such purpose the differences in the Minimum Borrowing Amount between Swing Line Loans and Revolving Loans.

           The Swing Line Lender may by written notice given to the Administrative Agent not later than 10:00 A. M. (local time at the Notice Office), on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swing Line Loans outstanding. Such notice shall specify the aggregate amount of Swing Line Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Revolving Facility Percentage of such Swing Line Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice


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     as provided  above,  to pay to the Administrative Agent, for the account of the Swing Line Lender, such Lender's Revolving Facility Percentage of such Swing Line Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swing Line Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or any reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in section 2.4 with respect to Revolving Loans made by such Lender (and section 2.4 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the administrative Agent shall promptly pay to the Swing Line Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swing Line Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swing Line Loan shall be made to the Administrative Agent and not to the Swing Line Lender. Any amounts received by the Swing Line Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swing Line Loan after receipt by the Swing Line Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swing Line Lender, as their interests may appear. The purchase of participations in a Swing
     Line Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof. Notwithstanding the foregoing, a Revolving Lender shall not have any obligation to acquire a participation in a Swing Line Loan pursuant to this paragraph if an Event of Default shall have occurred and be continuing at the time such Swing Line Loan was first made and such Revolving Lender shall have notified the Swing
     Line Lender in writing, at least one Business Day prior to the time such Swing Line Loan was first made, that such Event of Default has occurred and that such Lender will not acquire participations in Swing Line Loans made while such Event of Default is continuing.

     1.7. Borrowing Procedures for Revolving Loans Denominated in an Alternative Currency and for Swing Line Loans, etc. Effective on the Effective Date of this Amendment provided for in section 3 hereof, new sections 2.3(c),
(d) and (e) are added to the Credit Agreement, reading in their entirety as follows:

           (c) Notwithstanding the foregoing, in the case of any Notice of Borrowing which relates to a Revolving Borrowing consisting of Eurodollar Loans denominated in an Alternative Currency, such Notice of Borrowing must be delivered to the Administrative Agent prior to 12:00 noon (local time at its Notice Office), at least five Business Days' prior to the requested date for the Borrowing, and must specify the particular Alternative Currency requested. The Minimum Borrowing Amount for a Borrowing of Revolving Loans denominated in an Alternative Currency shall, notwithstanding anything to the contrary contained herein, be established by the Administrative Agent at substantially the equivalent in the Alternative Currency to the Minimum Borrowing Amount which would be applicable to a Borrowing of Eurodollar Loans denominated in Dollars. Notwithstanding anything herein to the contrary, in the case of any Notice of Borrowing which relates to a Revolving Borrowing consisting of Eurodollar Loans denominated in an Alternative Currency, the only Interest Period which may be applicable to such Revolving Borrowing shall, at the option of any applicable Borrower, be a one, two or three month period.

           (d) In the case of a proposed Borrowing under the Revolving Facility comprised of Eurodollar Loans denominated in an Alternative Currency, the obligation of any Revolving Lender to make its Eurodollar Loan in the requested Alternative Currency as part of such Borrowing is subject to: subject to:

               (A) if such requested Alternative Currency is Pounds Sterling, Swedish Krona, German Marks or euros, the confirmation by the Administrative Agent to the Borrower not later than the fourth Business Day before the requested date of such Borrowing that such Alternative Currency is readily and freely transferable and convertible into Dollars, or

               (B) if such requested Alternative Currency is not an Alternative Currency specified in clause (A) above, such requested Alternative Currency shall be acceptable to such Lender (which acceptability shall be presumed if such Lender fails to notify the Administrative Agent in writing not later than the third Business Day before the requested date of such Borrowing that such Alternative Currency is not acceptable to such Lender (any such notice of unacceptability of an Alternative Currency shall be notified immediately by the Administrative Agent to the Borrower)).

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     If the Administrative Agent shall not have provided the confirmation referred to in clause (A) above, or any affected Lender shall have so notified the Administrative Agent that a particular Alternative Currency is not acceptable to it as provided in clause (B) above, the Administrative Agent shall promptly notify the Borrower and each affected Lender thereof, whereupon the Notice of Borrowing relating thereto shall be considered withdrawn and the Borrowing requested in such Notice of Borrowing shall not occur.

           (e) Notwithstanding the foregoing, in the case of any Notice of Borrowing which relates to a Borrowing of a Swing Line Loan from the Swing Line Lender, such Notice of Borrowing must be delivered to the Administrative Agent and the Swing Line Lender no later than 1:00 P. M. (local time at the Notice Office) on the requested date for the Borrowing, and must specify the amount of the Swing Line Loan requested. Each Swing Line Loan shall mature and be paid on the next Business Day, subject to any reborrowing thereof as a new Swing Line Loan.

     1.8. Certain New or Amended Exhibits. Effective on the Effective Date of this Amendment provided for in section 3 hereof, (i) Exhibit A-3 to the Credit Agreement is replaced by Exhibit A-3 hereto, and (ii) Exhibit A-4, Exhibit G and Exhibit H, each of which is attached hereto, are added to the Credit Agreement as new Exhibits A-4, G and H, respectively.

     1.9. Forms of Notes. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 2.5(a) of the Credit Agreement is amended by adding the following at the end thereof:

     The Borrower's obligation to pay the principal of, and interest on, the Swing Line Loans made to it by the Swing Line Lender shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A-4 with blanks appropriately completed in conformity herewith (the "Swing Line Note"). A Foreign Subsidiary Borrower's obligation to pay the principal of, and interest on, the Revolving Loans made to it by a Lender shall be evidenced by a Revolving Note of such Foreign Subsidiary Borrower, modified as appropriate to reflect the Alternative Currency or Alternative Currencies involved and with blanks appropriately completed in conformity herewith.

     1.10. Swing Line Note. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 2.5(d) of the Credit Agreement is amended by adding the following at the end thereof:

     The Swing Line Note issued by the Borrower to the Swing Line Lender shall:
     (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the date the first loan evidenced thereby is made; (iii) be payable in the principal amount of Swing Line Loans evidenced thereby; (iv) mature as to any Swing Line Loan on the next Business Day after such Swing Line Loan was made; (v) bear interest as provided in section 2.7 in respect of the Money Market Rate Loans evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     1.11. No Conversion of Alternative Currency Loans; No Redenominations. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 2.6 of the Credit Agreement is amended by adding the following at the end thereof:

     Notwithstanding the foregoing or any other provision of this Agreement to the contrary, (i) no Revolving Loans denominated in an Alternative Currency may be converted, in whole or in part, into Revolving Loans of any other Type, and (ii) no Revolving Loans denominated in any currency may be redenominated into any other currency.

     1.12. Interest on Swing Line Loans. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 2.7(h) is added to the Credit Agreement, reading in its entirety as follows:

           (h) Interest on Swing Line Loans. A Swing Line Loan shall bear interest prior to maturity at a fixed rate per annum which shall at all times be equal to the interest rate quoted from time to time by the


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

     Swing Line Lender to the Borrower as the "overnight" borrowing rate for that particular Swing Line Loan. Accordingly, the only Type of Swing Line Loan is a"Money Market Rate Loan". Interest on a Swing Line Loan shall be payable monthly in arrears on the last Business Day of each month, or on any earlier date when the Swing Line Commitment is terminated or expires, and after maturity such interest shall be payable on demand.

     1.13. Increased Costs, Illegality. Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 2.9 of the Credit Agreement is amended by adding the following paragraph at the end thereof:

           (e) Notwithstanding anything to the contrary contained in this section 2.9, (i) in the case of any Revolving Loan of a Foreign Subsidiary Borrower denominated in an Alternative Currency which is outstanding and is affected by the circumstances described in section 2.9(a)(ii) or (iii), the right to Continue such Eurodollar Loan for an additional Interest Period shall be suspended and the applicable Borrower will immediately prepay in full all Eurodollar Loans which are part of the same Borrowing, together with accrued interest and any breakage compensation payable under section 2.10 hereof; and (ii) in the case of any requested Borrowing of Revolving Loans denominated in an Alternative Currency which is affected by the circumstances described in section 2.9(a)(i), (ii) or (iii), no Foreign Subsidiary Borrower shall be permitted to incur any such Borrowing until the circumstances described in section 2.9(a)(i), (ii) or (iii), as applicable, no longer exist.

     1.14. Termination or Reduction of Commitments. (a) Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 4.2 of the Credit Agreement is amended by adding the following at the end thereof:

     Notwithstanding the foregoing (x) no permanent reduction in the amount of the Total Revolving Commitment shall be made unless after giving effect thereto the Total Revolving Commitment as then in effect exceeds the Swing Line Commitment as then in effect by at least $25,000,000; and (y) upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right to partially and permanently reduce the unused amount of the Swing Line Commitment, provided that any partial reduction of the unused amount of the Swing Line Commitment pursuant to this provision shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $1,000,000).

     (b)   Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 4.3(d) of the Credit Agreement is amended by adding the following at the end thereof:

     The Swing Line Commitment shall terminate on the earlier of (x) the Swing Line Maturity Date, (y) the date on which the Total Revolving Commitment terminates or expires, or (z) the date on which a Change of Control occurs.

     1.15. Prepayments of Swing Line Loans. (a) Effective on the Effective Date of this Amendment provided for in section 3 hereof, section 5.1 of the Credit Agreement is amended by adding the following at the end thereof:

     Swing Line Loans may not be prepaid, in whole or in part, prior to their maturity date, which shall in the case of any Swing Line Loan, be the first Business Day following the date such Swing Line Loan is made, except as provided in section 5.1(b) or as may be permitted with the consent of the Swing Line Lender.

     (b)   Effective on the Effective Date of this  Amendment  provided for in section 3 hereof, section 5.2(b) of the Credit Agreement is amended by adding the following at the end thereof:

     If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Loans exceeds the Unutilized Total Revolving Commitment as then in effect, the Borrower shall prepay on such date Swing Line Loans in an aggregate amount at least equal to such excess. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Loans exceeds the Swing Line Commitment at such time, the Borrower shall prepay on such date Swing Line Loans in an aggregate amount at least equal to such excess.

     1.16. Conditions to First Borrowing by a Foreign Subsidiary Borrower. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 6.3 is added to the Credit Agreement, reading in its entirety as follows:

           6.3. First Borrowing by any Additional Foreign Subsidiary Borrower. The obligations of the Lenders to make any Revolving Loan on the occasion of the first Borrowing by any Foreign Subsidiary Borrower hereunder is subject to the satisfaction of the following conditions:

                 (a) Notes. Receipt by the Administrative Agent for the account of each applicable Lender of each appropriate Note or Notes executed by such Foreign Subsidiary Borrower, in each case, in the amount, maturity and as otherwise provided herein.


                 (b) Certified Resolutions and Incumbency. Receipt by the Administrative Agent, in sufficient quantities for the Revolving Lenders, of certified resolutions and an incumbency certificate for such Foreign Subsidiary Borrower, satisfactory in form and substance to the Administrative Agent.

                 (c) Election  to  Participate.   Receipt by the Administrative
           Agent,  in  sufficient   quantities  for  the Revolving Lendgers, of
           a duly executed Election to Participate of such Foreign Subsidiary Borrower, satisfactory in form and substance to the Administrative Agent, and acceptance of such Election to Participate by the Administrative Agent (which acceptance shall be effected by the Administrative Agent only pursuant to the instructions, or with the consent, of the Required Revolving Lenders).

     1.17. Addition and Deletion of Foreign Subsidiary Borrowers. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 8.16 is added to the Credit Agreement, reading in its entirety as follows:

           8.16. Addition and Deletion of Foreign Subsidiary Borrowers. Whenever the Borrower determines that it desires for a Foreign Subsidiary which is not already a Foreign Subsidiary Borrower to become a party hereto as a Foreign Subsidiary Borrower, it will cause such Foreign Subsidiary to deliver to the Administrative Agent an Election to Participate for such Foreign Subsidiary and the other documents contemplated by section 6.3. No Election to Participate shall be effective to add a Foreign Subsidiary Borrower hereunder or for any other purposes of this Agreement unless it is accepted in writing by the Administrative Agent as evidenced by the signature of one of its officers in the space provided at the end thereof. No acceptance of an Election to Participate shall be effected by the Administrative Agent except pursuant to the instructions, or with the consent, of the Required Revolving Lenders. If at any time the Borrower determines that a Foreign Subsidiary should no longer be a Foreign Subsidiary Borrower, it may, if such Foreign Subsidiary Borrower has no outstanding Loans or other Obligations hereunder, cause such Foreign Subsidiary Borrower to deliver to the Administrative Agent an Election to Terminate with respect to such Foreign Subsidiary Borrower.

           Without limitation of the provisions of section 2.9 hereof, if the cost to any Lender of making or maintaining any Revolving loan to a Foreign Subsidiary Borrower is increased (or the amount of any sum received or receivable by any Lender (or its Applicable Lending Office) is reduced) by an amount deemed in good faith by such Lender to be material, by reason of the fact that such Foreign Subsidiary Borrower is incorporated in, or conducts business in, a jurisdiction outside the United States, such Foreign Subsidiary Borrower shall indemnify such Lender for such increased cost or reduction within 15 days after demand by such Lender (with a copy to the Administrative Agent). A certificate of such Lender claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to it hereunder (and the basis for the calculation of such amount or amounts) shall be conclusive in the absence of manifest error.

     1.18. Judgment Currency. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 12.22 is added to the Credit Agreement, reading in its entirety as follows:

           12.22. Judgment Currency. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under any of the Notes in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at the Payment Office on the second Business Day preceding that on which final judgment is given.

           (b) The obligation of the Borrower or any other Credit Party in respect of any sum due in the Original Currency from it to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such Other Currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase U.S. Dollars with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Lender or the Administrative Agent (as the case may be) in the Original Currency, the Borrower and/or any other applicable Credit Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Lender or the Administrative Agent (as the case may be) in the Original Currency, such Lender or the Administrative Agent (as the case may be) agrees to remit to the applicable Borrower or other Credit Party such excess.

     1.19. Parent Guaranty. Effective on the Effective Date of this Amendment provided for in section 3 hereof, a new section 13 is added to the Credit Agreement, reading in its entirety as follows:

           SECTION 13        GUARANTY BY THE COMPANY.

           13.1. Guaranty of Other Credit Party Obligations. STONERIDGE, INC., an Ohio corporation (herein in this section 13, together with its
     successors  and assign,  referred  to  as  the   "Company"),   hereby
     unconditionally guarantees, for the benefit of the Administrative Agent and the Lenders, the full and punctual payment by each other Credit Party of the principal of and interest on its Loans and all other Obligations, now or hereafter incurred, existing or arising pursuant to this Agreement or any of the other Credit Documents, including any such interest or other amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under section 362(a) of the Bankruptcy Code (collectively, the "Guaranteed Affiliate Obligations"). Upon failure by any other Credit Party to pay punctually any Guaranteed Affiliate Obligation, the Company shall forthwith on demand by the Administrative Agent pay the amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any other applicable agreement or instrument.

           13.2. Additional Undertaking. As a separate, additional and continuing obligation, the Company unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent and the Lenders that, should any amounts not be recoverable from the Company under section 13.1 for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Lender, the Administrative Agent, any of their respective Affiliates, or any other person, at any time, the Company as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Lenders and the Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Credit Documents or any other applicable agreement or instrument.

           13.3. Guaranty Unconditional, etc. The obligations of the Company under this section 13 shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect to any Guaranteed Affiliate Obligation of any other Credit Party under any agreement or instrument, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to this Agreement, any Note, any other Credit Document, or any agreement or instrument evidencing or relating to any Guaranteed Affiliate Obligation;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any Guaranteed Affiliate Obligation of any other Credit Party under any agreement or instrument evidencing or relating to any Guaranteed Affiliate Obligation;

                  (iv) any change in the corporate existence, structure or ownership of any other Credit Party or any insolvency,
           bankruptcy, reorganization  or  other  similar   proceeding
           affecting any other Credit Party or its assets or any resulting release or discharge of any obligation of any other Credit Party contained in any agreement or instrument evidencing or relating to any Guaranteed Affiliate Obligation;

                  (v) the existence of any claim, set-off or other rights which the Company may have at any time against any other Credit Party, any Agent, any Lender, any of their Affiliates, or any other person, whether in connection herewith or any unrelated transactions;

                  (vi) any invalidity or unenforceability relating to or against any other Credit Party for any reason of any agreement or instrument evidencing or relating to any Guaranteed Affiliate Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by any other Credit Party of any Guaranteed Affiliate Obligations; or

                  (vii) any other act or omission to act or delay of any kind by any other Credit Party, any Agent, any Lender or any other person or any other circumstance whatsoever which might, but for the provisions of this section 13, constitute a legal or equitable discharge of the Company's obligations under this section 13.

           13.4. Company Obligations to Remain in Effect; Restoration. The Company's obligations under this section 13 shall remain in full force and effect until the Commitments shall have terminated, and the principal of and interest on the Notes and other Guaranteed Affiliate Obligations, and all other amounts payable by the Company or any other Credit Party under the Credit Documents or any other agreement or instrument evidencing or relating to any of the Guaranteed Affiliate Obligations, shall have been paid in full. If at any time any payment of any of the Guaranteed Affiliate Obligations of any other Credit Party in respect of any Guaranteed Affiliate Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such other Credit Party, the Company's obligations under this section with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

           13.5. Waiver of Acceptance, etc. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any other Credit Party or any other person, or against any collateral or guaranty of any other person.

           13.6. Subrogation. Until the indefeasible payment in full of all of the Obligations and the termination of the Commitments of the Lenders hereunder, the Company shall have no rights, by operation of law or otherwise, upon making any payment under this section to be subrogated to the rights of the payee against any other Credit Party with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any other Credit Party in respect thereof.

           13.7. Effect of Stay. In the event that acceleration of the time for payment of any amount payable by any other Credit Party under any Guaranteed Affiliate Obligation is stayed upon insolvency, bankruptcy or reorganization of such other Credit Party, all such amounts otherwise subject to acceleration under the terms of any applicable agreement or instrument evidencing or relating to any Guaranteed Affiliate Obligation shall nonetheless be payable by the Company under this section forthwith on demand by the Administrative Agent.



     SECTION 2.        REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants as follows:

     2.1. Authorization and Validity of Amendment, etc. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     2.2. Representations and Warranties. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

     2.3. No Event of Default. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

     2.4. Compliance. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and without limitation of the foregoing, each Subsidiary of the Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has as on or prior to the date hereof become a Subsidiary Guarantor under the Subsidiary Guaranty.

     2.5. Financial Statements, etc. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of:

          (a) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1998, and December 31, 1999, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and

          (b) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of March 31, 2000, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter or quarters then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC.

All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present, in all material respects, the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to the absence of footnotes and to normal audit adjustments none of which will involve a Material Adverse Effect.

         SECTION 3.        RATIFICATIONS.

     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.



         SECTION 4.        BINDING EFFECT.

     This Amendment shall become effective on a date (the "Effective Date"), on or before May 25, 2000, if the following conditions shall have been satisfied on and as of such date:

          (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

          (c) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have consented to the changes in the Credit Agreement effected by this Amendment (which notification may be by facsimile or other written confirmation of such consent);

          (d) the Administrative Agent shall have been notified by all of the Lenders with Revolving Commitments that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

          (e) the Borrower shall have delivered to the Administrative Agent for the account of each Revolving Lender a replacement Revolving Note and for the account of the Swing Line Lender a new Swing Line
     Note,  in  each  case,  in  the  amount,   maturity and  as  otherwise
     contemplated by this Amendment;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agents, and each Lender and their respective permitted
successors and  assigns.   After  this  Amendment  becomes  effective,  the
Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower.


         SECTION 5.        MISCELLANEOUS.

     5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.4. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8. Jury Trial Waiver. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER
INTO THIS AMENDMENT   BY,  AMONG OTHER  THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION.

     5.9. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

--------------------------------------------------------------------------------------------------------------------
NATIONAL CITY BANK,                                         STONERIDGE, INC.
 as a Lender, the letter of Credit Issuer,
 the Administrative Agent and
 the Collateral Agent


By:/s/ Michael P. McCuen                                    By: /s/ Kevin P. Bagby
   ----------------------------                                 ----------------------------
   Michael P. McCuen                                            Kevin P. Bagby
   Senior Vice President                                        Vice President-Finance
                                                                & Chief Financial Officer

-------------------------------------------------------------------------------------------------------------------

PNC BANK, NATIONAL ASSOCIATION,                             DLJ CAPITAL FUNDING, INC.,
 as a Lender and as Documentation Agent                      as Syndication Agent


By: /s/ Joseph G. Moran                                     By: /s/ Dana F. Klein
    ----------------------------                                ----------------------------
    Title: Vice President                                       Title: Senior Vice President
-------------------------------------------------------------------------------------------------------------------

ABN AMRO BANK N. V.                                         THE BANK OF NOVA SCOTIA,
                                                                   Chicago Branch

By: /s/ John M. Ellenwood                                    By: /s/ F.C.H. Ashby
    ----------------------------                                 ---------------------------
    Title: Group Vice President                                  Title: Senior Manager Loan Operations

By: /s/ John J. Mack
    ----------------------------
    Title: Vice President
-------------------------------------------------------------------------------------------------------------------

MELLON BANK, N. A.                                          COMERICA BANK


By: /s/ Jack Ligday                                         By: /s/ Nicholas Mester
    ----------------------------                                ----------------------------
    Title: Vice President                                       Title: Assistant Vice President
-------------------------------------------------------------------------------------------------------------------

BANK ONE, MICHIGAN                                          FIRSTAR BANK, NATIONAL ASSOCIATION
   (formerly NBD Bank)                                         (formerly Star Bank, National Association)


By: /s/ Paul Flynn                                          By: /s/ W. Gregory Schmid
    ----------------------------                                ----------------------------
    Title: Vice President                                       Title: Vice President
--------------------------------------------------------------------------------------------------------------------

HARRIS TRUST AND SAVINGS BANK                               FLEET NATIONAL BANK


By: /s/ Peter T. Krawchuk                                   By: /s/ Maura C. Wadlinger
    ----------------------------                                ----------------------------
    Title: Vice President                                       Title: Director
--------------------------------------------------------------------------------------------------------------------

FIRSTAR BANK, NATIONAL ASSOCIATION                          SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION
( formerly Mercantile Bank NA)

By: /s/ Edward Chaney                                       By: /s/ Stephen L. Leister
    ----------------------------                                ----------------------------
    Title: Vice President                                       Title: Vice President
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GENERAL ELECTRIC CAPITAL CORPORATION                        BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC

                                                            By: /s/ Steve Kalin
                                                                ----------------------------
By: /s/ William S. Richardson                                   Title: Senior Vice President
    ----------------------------
    Title: Duly Authorized Signatory
                                                            By: /s/ Francesco Ossino
                                                                ----------------------------
                                                                Title: Senior Associate
----------------------------------------------------------- --------------------------------------------------------

                                                            SUMMIT BANK


                                                            By: /s/ Timothy E. Doyle
                                                                ----------------------------
                                                                Title: Senior Vice President
----------------------------------------------------------- --------------------------------------------------------

                                   EXHIBIT A-3


                                 REVOLVING NOTE


$-----------------                                               Cleveland, Ohio

                                                                ---------, 20--

     FOR  VALUE  RECEIVED,  the  undersigned   STONERIDGE,   INC.,  an  Ohio
corporation (herein, together with its successors and assigns, the "Borrower"), hereby promises to pay to the order of _______________________ (the "Lender"), in lawful money of the United States of America and in immediately available funds, at the Payment Office (such term and certain other terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement referred to below) of National City Bank (the "Administrative Agent"), on the Revolving Maturity Date:

         (i)  the principal sum of _____________ DOLLARS AND ____ CENTS ($    )
     or, if less, the then unpaid principal amount of all Revolving Loans denominated in U. S. Dollars made by the Lender to the Borrower pursuant to the Credit Agreement; and

         (ii) the then unpaid principal amount of all Revolving Loans denominated in any Alternative Currency made by the Lender to the Borrower pursuant to the Credit Agreement.

     The Borrower promises also to pay interest in like currency and funds at the Payment Office on the unpaid principal amount of each Revolving Loan made by the Lender from the date of such Revolving Loan until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 30, 1998, as amended, among the Borrower, the financial institutions from time to time party thereto (including the Lender), the other Agents from time to time party thereto, and National City Bank, as Administrative Agent (as from time to time in effect, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Revolving Maturity Date, in whole or in part.

     In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.


                                                     STONERIDGE, INC.


                                                     By: _______________________
                                                            Title:

                                           LOANS AND PAYMENTS OF PRINCIPAL

---------------- ----------------- -------------- ------------- ------------- ------------------ -------------------

                                                                Amount
                 Currency and                                   of
Date             Amount            Type                         Principal     Unpaid
of               of                of             Interest      Paid or       Principal          Made
Notation         Loan              Loan           Period        Prepaid       Balance            By

---------------- ----------------- -------------- ------------- ------------- ------------------ -------------------


---------------- ----------------- -------------- ------------- ------------- ------------------ -------------------


---------------- ----------------- -------------- ------------- ------------- ------------------ -------------------


---------------- ----------------- -------------- ------------- ------------- ------------------ -------------------


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

                                   EXHIBIT A-4


                                 SWING LINE NOTE


$5,000,000                                                       Cleveland, Ohio
                                                                    May 25, 2000

     FOR  VALUE  RECEIVED,  the  undersigned   STONERIDGE,   INC.,  an  Ohio
corporation (herein, together with its successors and assigns, the "Borrower"), hereby promises to pay to the order of NATIONAL CITY BANK (the "Lender"), in lawful money of the United States of America and in immediately available funds, at the Payment Office (such term and certain other terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement referred to below) of National City Bank (the "Administrative Agent"), the principal sum of FIVE MILLION DOLLARS AND NO CENTS ($5,000,000.00) or, if less, the then unpaid principal amount of all Swing Line Loans made by the Lender to the Borrower pursuant to the Credit Agreement. The unpaid principal amount of each Swing Line Loan shall be due and payable on the first Business Day following the date such Swing Line Loan is made, subject to the right of the Borrower to reborrow Swing Line Loans in accordance with and subject to the terms and conditions of the Credit Agreement.

     The Borrower promises also to pay interest in like currency and funds at the Payment Office on the unpaid principal amount of each Swing Line Loan made by the Lender from the date of such Swing Line Loan until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

     This Note is the Swing Line Note referred to in the Credit Agreement, dated as of December 30, 1998, as amended, among the Borrower, the financial institutions from time to time party thereto (including the Lender), the other Agents from time to time party thereto, and National City Bank, as Administrative Agent (as from time to time in effect, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the maturity of any Swing Line Loan, in whole or in part.

     In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.


                                                      STONERIDGE, INC.


                                                      By: ______________________
                                                           Title:

                                           LOANS AND PAYMENTS OF PRINCIPAL

---------------- ----------------- -------------- ----------------------- ---------------------- -------------------
                                                  Amount
                                                  of
Date             Amount                           Principal               Unpaid
of               of                Interest Rate  Paid or                 Principal              Made
Notation         Loan                             Prepaid                 Balance                By
---------------- ----------------- -------------- ----------------------- ---------------------- -------------------


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

                                    EXHIBIT G

                         FORM OF ELECTION TO PARTICIPATE


                                                                       [Date]



National City Bank,
         as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Agency Services

         Re: Election to Participate as a Foreign Subsidiary Borrower under the Credit Agreement, dated as of December 30, 1998, as amended, to which Stoneridge, Inc. is a party
                  ----------------------------------------------------------


Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of December 30, 1998, as amended (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Stoneridge, Inc. (the "Company"), the other Borrowers (if any) party thereto, the financial institutions from time to time party thereto (the "Lenders"), and National City Bank, as Administrative Agent for such Lenders.

         1. The undersigned, [name of Foreign Subsidiary], a [jurisdiction of incorporation] corporation hereby elects to be a Foreign Subsidiary Borrower for purposes of the Credit Agreement, and the undersigned does hereby join in the Credit Agreement as a party thereto, in each case effective from the date hereof until an Election to Terminate shall have been delivered on behalf of the undersigned in accordance with the Credit Agreement. The undersigned confirms that the representations and warranties set forth in the Credit Agreement insofar as they apply to the undersigned are true and correct as to the undersigned as of the date hereof, that all references to "Borrower" or "Foreign Subsidiary Borrower" in the Credit Agreement shall be considered to refer to the undersigned in all applicable cases where the particular provision would apply to a Revolving Loan which then or at any earlier time had been made to the undersigned, whether the same remains outstanding or not, and the undersigned hereby agrees to perform all the obligations of a Borrower or a Foreign Subsidiary Borrower, as applicable, under, and to be bound in all respects by the terms of, the Credit Agreement, to the extent applicable to the Borrower or a Foreign Subsidiary Borrower, as if the undersigned had been an original signatory party thereto.

         2. The address to which all notices to the undersigned under the Credit Agreement should be directed is:


                                [insert address]



         3. [Other than as set forth in paragraph 4 hereof,] there is no income, stamp or other tax of [jurisdiction of incorporation and, if different, principal place of business], or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by the undersigned pursuant to the Credit Agreement or its Notes, or is imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate or of its Notes.

         [4.  Tax disclosure]

         5. This instrument shall be construed in accordance with and governed by the laws of the State of Ohio, United States of America.

         6. This instrument may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                                           Very truly yours,

                                           [NAME OF FOREIGN SUBSIDIARY BORROWER]



                                            By:_________________________________
                                                  Name:
                                                  Title:



         The undersigned hereby confirms that (i) [name of Subsidiary] is a Foreign Subsidiary Borrower for purposes of the Credit Agreement described above and (ii) the representations and warranties set forth in the Credit Agreement are true and correct as to [name of Foreign Subsidiary] as of the date hereof.



                                             STONERIDGE, INC.


                                             By:________________________________
                                                   Name:
                                                   Title:



Receipt of the above Election to Participate is hereby acknowledged on and as of the date set forth above.



NATIONAL CITY BANK,
         as Administrative Agent


By:____________________________________
         Vice President

                                    EXHIBIT H

                          FORM OF ELECTION TO TERMINATE

                                                                       [Date]

National City Bank,
         as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Agency Services

         Re: Election to Terminate status as a Foreign Subsidiary Borrower under the Credit Agreement, dated as of December 30, 1998, as amended, to which Stoneridge, Inc. is a party
                  -------------------------------------------------------------

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of December 30, 1998, as amended (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Stoneridge, Inc. (the "Company"), the other Borrowers (if any) party thereto, the financial institutions from time to time party thereto (the "Lenders"), and National City Bank, as Administrative Agent for such Lenders.

         1. The undersigned, [name of Foreign Subsidiary Borrower], a [jurisdiction of incorporation] corporation, hereby elects to terminate its status a Foreign Subsidiary Borrower for purposes of the Credit Agreement effective from the date hereof.

         2. The undersigned hereby represents and warrants that all principal and interest on all Notes of the undersigned and all other amounts payable by the undersigned pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.

         3. This Election to Terminate shall not operate to release the undersigned from any obligation of the undersigned under section 5.4 or other indemnity provisions of the Credit Agreement with respect to any claims arising under such provisions on or prior to the date hereof which have not yet been asserted.

         4. This instrument shall be construed in accordance with and governed by the laws of the Sate of Ohio, United States of America.

         5. This instrument may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                           Very truly yours,

                                           [NAME OF FOREIGN SUBSIDIARY BORROWER]



                                           By:__________________________________
                                                 Name:
                                                 Title:

         The undersigned hereby confirms that the status of [name of Foreign Subsidiary Borrower] as a Foreign Subsidiary Borrower for purposes of the Credit Agreement described above is terminated as of the date set forth above.



                                           STONERIDGE, INC.


                                           By:__________________________________
                                                 Name:
                                                 Title:






Receipt of the above Election to Terminate is hereby acknowledged on and as of the date set forth above.



NATIONAL CITY BANK,
         as Administrative Agent


By:____________________________________
         Vice President

                           ACKNOWLEDGMENT AND CONSENT

     For the avoidance of doubt, and without limitation of the intent and effect of sections 4 and 5 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 3 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and any Designated Hedge Creditor (as defined in the Subsidiary Guaranty) which may be a third party beneficiary of the Subsidiary Guaranty or any Security Document, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.


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Stoneridge Control Devices, Inc.               Stoneridge Electronics, Inc.


By:                                             By:
   ---------------------------                     ----------------------------
    Title:                                          Title:

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